UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2012

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101, Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On November 20, 2012, Dycom Industries, Inc. (the “Company”) held a webcast and conference call to review its fiscal 2013 first quarter results and the acquisition of Quanta Services' telecommunications infrastructure services subsidiaries. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transcript contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and acquisition related costs, is not a recognized term under generally accepted accounting principles (“GAAP”) and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.  A reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.2 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on November 20, 2012.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 20, 2012, the “Company” held a webcast and conference call to review its fiscal 2013 first quarter results and the acquisition of Quanta Services' telecommunications infrastructure services subsidiaries. A copy of the transcript is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The transcript contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and acquisition related costs, is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company’s results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.  A reconciliation of these Non-GAAP financial measures to the most directly comparable GAAP measures is provided in the conference call materials referred to on the webcast and conference call, a copy of which has been furnished as Exhibit 99.2 to the Company’s Form 8-K previously filed with the Securities and Exchange Commission on November 20, 2012.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act  if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act.  These statements include expectations regarding a proposed acquisition, including expected benefits and synergies of the transaction, future financial and operating results, future opportunities for the combined businesses and other statements regarding events or developments that the Company believes or anticipates will or may occur in the future.  These statements are based on management’s current expectations, estimates and projections.  Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K, including the Company's ability to consummate the proposed acquisition.  Such risks and uncertainties include business and economic conditions and trends in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the anticipated outcome of other contingent events, including litigation, liquidity and other financial needs, the availability of financing, and the other risks detailed in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1
Transcript of Dycom Industries, Inc.’s webcast and conference call held on November 20, 2012 to review its fiscal 2013 first quarter results and the acquisition of Quanta Services' telecommunications infrastructure services subsidiaries.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2012

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
Name:	H. Andrew DeFerrari
Title:	Vice President, General Counsel and Corporate Secretary